J.P. Morgan Global 50 Fund
Supplement dated October 14, 1998 to the Prospectus dated June 17, 1998

The following items supplement the prospectus for the J.P. Morgan Global 50
Fund:

1.    The Year 2000 Initiative

Fund operations and shareholders could be adversely affected if the computer systems used by J.P. Morgan, the fund's other service providers and other entities with computer systems linked to the fund do not properly process and calculate January 1, 2000 and after date-related information. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent these date-related problems from adversely impacting fund operations and shareholders. In addition, to the extent that operations of issuers of securities held by the fund are impaired by date-related problems or prices of securities decline as a result of real or perceived date-related problems of issuers held by the fund or generally, the net asset value of the fund will decline.

2.    The Euro

Effective January 1, 1999 the euro, a single multinational currency,will replace the national currencies of certain countries in the Economic Monetary Union
(EMU).

J.P. Morgan has identified the following potential risks to the fund, after the conversion: The risk that the valuation of assets is not properly converted from the national currency to euro; currency risk resulting from increased volatility in exchange rates between EMU countries and non-participating countries; the inability of any of the fund, it's service providers and the issuers of the fund's portfolio securities to make information technology updates timely; and the potential unenforceability of contracts. There have been recent laws and regulations designed to ensure the continuity of contracts, however there is a risk that the valuation of contracts will be negatively impacted after the conversion. J.P. Morgan is working to avoid these problems and to obtain assurances from other service providers that they are taking similar steps. However, it is not certain that these actions will be sufficient to prevent problems associated with the conversion from adversely impacting fund operations and shareholders.